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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported): February 1, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
                     (ON BEHALF OF PPLUS TRUST SERIES LMG-4)
             (Exact name of registrant as specified in its charter)

        DELAWARE                  001-32415                    13-3891329
    (State or other             (Commission                (I. R. S. Employer
    jurisdiction  of             File Number)              Identification No.)
     incorporation)

 WORLD FINANCIAL CENTER,                                          10080
   NEW YORK,  NEW YORK                                         (Zip Code)
  (Address of principal
   executive offices)
                         --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

           Not applicable.

SECTION 2. FINANCIAL INFORMATION

           Not applicable.

SECTION 3. SECURITIES AND TRADING MARKETS

           Not applicable.

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

           Not applicable.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

           Not applicable.


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SECTION 6. [RESERVED]

SECTION 7. REGULATION FD

           Not applicable.

SECTION 8. OTHER EVENTS

         ITEM 8.01 OTHER EVENTS

                  Distribution to holders of the PPLUS Trust Certificates Series LMG-4 on February 1, 2005.

                  Optional Exchange of 84,000 PPLUS Class A Trust Certificates Series LMG-4 and 84,000 PPLUS Class B Trust Certificates Series LMG-4 on February 3, 2005.

                                    For information with respect to the
                           underlying securities held by PPLUS Trust Series LMG-4, please refer to the Liberty Media Corporation's (Commission file number 001-16615) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                                    Although we have no reason to believe the
                           information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


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SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


                  (a)   Financial statements of business acquired.

                        Not Applicable.

                  (b)   Pro forma financial information.

                        Not Applicable.

                  (c)   Exhibits.

                  99.1 Trustee's report in respect of the February 1, 2005 distribution to holders of the PPLUS Trust Certificates Series LMG-4.

                  99.2 Trustee's report in respect of the February 3, 2005 Optional Exchange of 84,000 PPLUS Class A Trust Certificates Series LMG-4 and 84,000 PPLUS Class B Trust Certificates Series LMG-4.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MERRILL LYNCH DEPOSITOR, INC.

Date: February 7, 2005                       By:  /s/ Stephan Kuppenheimer
                                                  ---------------------------
                                             Name: Stephan Kuppenheimer
                                             Title: President



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                                  EXHIBIT INDEX

99.1 Trustee's report in respect of the February 1, 2005 distribution to holders of the PPLUS Trust Certificates Series LMG-4.

99.2 Trustee's report in respect of the February 3, 2005 Optional Exchange of 84,000 PPLUS Class A Trust Certificates Series LMG-4 and 84,000 PPLUS Class B Trust Certificates Series LMG-4.